UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2014

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

As of April 22, 2014, Wells Fargo & Company (the “Company”) and Citibank, N.A. (“Citibank”) entered into a Fifth Supplemental Indenture to amend and restate the terms of the Company’s Medium-Term Notes, Series K, 0.125% Exchangeable Notes due March 2, 2016, CUSIP No. 94986RCZ2 (the “Notes”), issued under the Indenture dated as of July 21, 1999 between the Company and Citibank. The Company issued the amended and restated Notes as of April 22, 2014, and the below-listed exhibits are filed herewith in connection with the related Registration Statement on Form S-3 (File No. 333-180728) filed by the Company with the Securities and Exchange Commission.

(d)	Exhibits

4.1	Fifth Supplemental Indenture dated as of April 22, 2014 to Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A.

4.2	Form of Medium-Term Notes, Series K, Amended and Restated 0.125% Exchangeable Notes due March 2, 2016 (included as part of Exhibit 4.1)

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

8.1	Opinion of Davis Polk & Wardwell LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 22, 2014	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Fifth Supplemental Indenture dated as of April 22, 2014 to Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Amended and Restated 0.125% Exchangeable Notes due March 2, 2016 (included as part of Exhibit 4.1).

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

8.1	Opinion of Davis Polk & Wardwell LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 8.1).

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